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                                                               EXHIBIT 10.3

                                FOURTH AMENDMENT
                                       TO
                           WARRANT PURCHASE AGREEMENT

         FOURTH AMENDMENT TO WARRANT PURCHASE AGREEMENT (the "Fourth Amendment") made as of April 4, 1996, by and among Ultrak, Inc., a Delaware corporation (the "Company"), George K. Broady (the "Shareholder"), and Petrus Fund, L.P., a Texas limited partnership (the "Purchaser").

                                R E C I T A L S:

         1. Purchaser, Shareholder and the Company have made and entered into that certain Warrant Purchase Agreement dated July 20, 1992 (as amended, the "Warrant Purchase Agreement"), as amended by that certain First Amendment to Warrant Purchase Agreement (the "First Amendment") dated November 30, 1992, that certain Second Amendment to Warrant Purchase Agreement (the "Second Amendment") dated October 4, 1993, and that certain Third Amendment to
Warrant Purchase Agreement (the "Third Amendment") dated October 4, 1994, pursuant to which the Company issued to Purchaser a warrant to purchase an aggregate of Two Hundred Thousand (200,000) shares of Common Stock, in accordance with the terms and conditions of the Warrant Purchase Agreement and pursuant to the provisions set forth therein.

         2. Purchaser and the Company desire to amend the Warrant Purchase Agreement as follows:

                 (a) extend the exercise date of the Warrant from April 4, 1996 to August 31, 1996,

                 (b) acknowledge the assignment to Sherry Richardson Pate of the rights of Purchaser with respect to 7,540 shares of Common Stock of the Company, and

                 (c) reflect certain other corporate reorganizations affecting the Company, which took effect as of December 31, 1995.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Fourth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, the Shareholder and the Company, intending to be legally bound, agree as follows:

                                   Article I
                                  Definitions

         As used in this Fourth Amendment, capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings given them in the Warrant Purchase Agreement.





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                                   Article II
                                   Amendments

         2.01 Amendment 40 Section 2.04(a). Section 2.04(a) of the Warrant Purchase Agreement is amended and restated hereby by replacing the date "April 4, 1996", which is made in reference to the last day upon which the Warrant may be exercised, with the date "August 31, 1996".

         2.02. Amendment to Definition of "Subsidiary" in Article I. The definition of "Subsidiary" in Article I of the Warrant Purchase Agreement is amended hereby to read in full as follows:

         "Subsidiary. Ultrak GP, Inc., a Delaware corporation ("Ultrak GP"), Ultrak LP, Inc., a Delaware corporation ("Ultrak LP"), and each other Person of which or in which the Company or its other Subsidiaries own directly or indirectly 50% or more of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors or equivalent body of such Person, if it is a corporation; (ii) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity or (iii) the beneficial interest of such Person, if it is a trust, association, or other unincorporated organization."

         2.03. Amendment to Section 7.01(a). Section 7.01(a) of the Warrant Purchase Agreement is amended hereby by replacing all references to "LPEC, ETI and CCTV" with "Ultrak GP and Ultrak LP."

         2.04. Amendment to Section 8.04(c). Section 8.04(c) of the Warrant Purchase Agreement is amended hereby by replacing all references to "LPEC, ETI and CCTV" with "Ultrak GP and Ultrak LP."

         2.05. Amendment to Section 10.07. Section 10.07 of the Warrant Purchase Agreement is amended hereby to reflect the address of Purchaser as follows:

                                        Petrus Fund, L.P.
                                        1700 Lakeside Square
                                        12377 Merit Drive
                                        Dallas, Texas 75251
                                        FAX: 214-788-3097
                                        Attn: H. Hays Lindsley





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                                  Article III
                          Acknowledgment and Covenant

         3.01 Assignment to Sherry Richardson Pate. The parties acknowledge and consent to the assignment by Purchaser to Sherry Richardson Pate of the rights of Purchaser under the Warrant with respect to Seven Thousand Five Hundred Forty (7,540) shares of Common Stock of the Company. The Company covenants to take all necessary and appropriate action to register this assignment on its books and records.

                                   Article IV
                                 Miscellaneous

         4.01 Force and Effect. Except as specifically amended hereby, the Warrant Purchase Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed and delivered this Fourth amendment as of the date first above written.

                                        PETRUS FUND, L.P.

                                        By: Perot Investments, Inc.
                                            its General Partner

                                            By: /s/ STEVEN L. BLASNIK
                                                -------------------------------
                                                Steven L. Blasnik,
                                                President

                                        ULTRAK, INC.

                                        By: /s/ TIM D. TORNO
                                            -----------------------------------
                                            Tim D. Torno
                                            Chief Financial Officer

                                        /s/ GEORGE K. BROADY
                                        ---------------------------------------
                                        George K. Broady, Individually





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